UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

Focus Impact BH3 Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 33rd Floor, New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 213-0243
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 2, 2024, Focus Impact BH3 Acquisition Company (the “Company”) filed a definitive proxy statement, as supplemented (the “Extension Proxy Statement”), for a special meeting of stockholders (the “Special Meeting”) to approve an amendment to the Company’s amended and restated certificate of incorporation, as amended, to (i) extend the date by which the Company has to consummate a business combination (the “Termination Date”) from July 31, 2024 to February 7, 2025 (the “Charter Extension Date”) and to allow the Company, without the need for another stockholder vote, to elect to further extend the Termination Date on a monthly basis for up to two times, by an additional one month each time, after the Charter Extension Date, by resolution of the Company’s board of directors, if requested by Focus Impact BHAC Sponsor, LLC, a Delaware limited liability company (the “Extension Amendment Proposal”) and (ii) eliminate the limitation that the Company may not redeem public stock to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation Amendment Proposal”).

The Company and Focus Impact BH3 NewCo, Inc. (“NewCo”) intend to enter into non-redemption agreements (the “Non-Redemption Agreements”) with certain stockholders of the Company pursuant to which, if such stockholders do not redeem (or validly rescind any redemption requests on) their shares of Class A common stock of the Company (the “Non-Redeemed Shares”) in connection with the Special Meeting, and such stockholders continue to hold such Non-Redeemed Shares through the Special Meeting, NewCo will agree to issue to such stockholders, for no additional consideration, shares of Class A common stock of NewCo immediately following the consummation of the initial business combination between the Company, NewCo and XCF Global Capital, Inc., at a ratio to be negotiated between the parties to the Non-Redemption Agreements.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal are approved by stockholders but are expected to increase the amount of funds that remain in the Company’s trust account following the Special Meeting. The Non-Redemption Agreements will not affect the rights of stockholders party to such agreements to effect a redemption of their Class A common Stock of the Company in connection with the consummation of the Company's initial business combination.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1 and incorporated herein by reference.

Additional Information and Where to Find It

The Extension Proxy Statement was mailed to the Company’s stockholders of record on or about July 1, 2024. Investors and security holders of the Company are advised to read the Extension Proxy Statement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Extension Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the Securities and Exchange Commission (the “SEC”), without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s expectations regarding the entry into non-redemption agreements. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the definitive proxy statement filed by the Company with the SEC on July 2, 2024, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2024

FOCUS IMPACT BH3 ACQUISITION COMPANY

	By:	/s/ Carl Stanton
Name: Carl Stanton
Title: Chief Executive Officer